UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

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Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in its charter)

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Maryland	811-22334	27-1006348
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(888) 777-0102

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GDO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 1, 2020, the Board of Directors of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Second Amended and Restated Bylaws”) to include a new Article II, Section 3(b) that clarifies the process for holding a meeting of stockholders of the Fund solely by means of remote communication. The Second Amended and Restated Bylaws were deemed effective April 1, 2020. The new Article II, Section 3(b) of the Second Amended and Restated Bylaws is attached hereto as an Exhibit and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Article II, Section 3(b) of the Second Amended and Restated Bylaws, dated April 1, 2020, of Western Asset Global Corporate Defined Opportunity Fund Inc.

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EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description
99.1	Article II, Section 3(b) of the Second Amended and Restated Bylaws, dated April 1, 2020, of Western Asset Global Corporate Defined Opportunity Fund Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020	Western Asset Global Corporate Defined Opportunity Fund Inc.

/s/ George P. Hoyt
Name: George P. Hoyt
Title: Assistant Secretary

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